UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest	Commission File Number 000-26076
event reported) June 1, 2017

SINCLAIR BROADCAST GROUP, INC.
(Exact name of registrant)

Maryland	52-1494660
(State of organization)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road
Hunt Valley, MD  21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 SINCLAIR BROADCAST GROUP, INC.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of Sinclair Broadcast Group, Inc. (the “Company”) was held on June 1, 2017.  At the meeting, five items, as set forth in the Proxy Statement, were submitted to the shareholders for a vote.

Proposal 1: Election of Directors

In response to Proposal 1, the shareholders elected all persons nominated for directors as set forth in the Proxy Statement, for a term expiring at the next annual shareholders meeting in 2018 or until their respective successors have been elected and qualified.  The table below sets forth the results of the voting for nominated directors:

Election of Directors	For	Against or Withheld	Broker Non-Votes
David D. Smith	281,657,634	17,019,148	6,410,626
Frederick G. Smith	281,748,281	16,928,501	6,410,626
J. Duncan Smith	281,748,069	16,928,713	6,410,626
Robert E. Smith	282,304,175	16,372,607	6,410,626
Lawrence E. McCanna	295,693,967	2,982,815	6,410,626
Daniel C. Keith	294,340,813	4,335,969	6,410,626
Martin R. Leader	278,947,066	19,729,716	6,410,626
Howard E. Friedman	295,347,171	3,329,611	6,410,626

Proposal 2: Ratification of Independent Registered Public Accounting Firm

In response to Proposal 2, the shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017.  The table below sets forth the results of the voting for the ratification of PricewaterhouseCoopers LLP:

For	Against	Abstain	Broker Non-Votes
302,604,829	2,476,577	6,002	—

Proposal 3: A Non-Binding Advisory Vote on Executive Compensation

In response to Proposal 3, the shareholders approved the Company's executive compensation, in a non-binding vote.  The table below sets forth the results of the voting for the executive compensation:

For	Against	Abstain	Broker Non-Votes
292,791,327	5,811,192	74,263	6,410,626

Proposal 4: A Non-Binding Advisory Vote on the Frequency of Executive Compensation

In response to Proposal 4, the shareholders approved by a non-binding advisory vote a triennial advisory vote on our executive compensation. The table below sets forth the results of the voting for the frequency vote on our executive compensation:

Three Years	Two Years	One Year	Abstain	Broker Non-Votes
258,937,423	31,518	39,655,044	52,797	6,410,626

The Board of Directors have considered the outcome of this vote and determined to implement a triennial advisory vote on the compensation of the Company’s named executive officers.

Proposal 5: Approval of the Company's Executive Performance Formula and Incentive Plan

In response to Proposal 5, the shareholders approved the Company's Executive Performance Formula and Incentive Plan.  The table below sets forth the results of the voting for the the Executive Performance Formula and Incentive Plan:

For	Against	Abstain	Broker Non-Votes
279,218,767	19,394,438	63,577	6,410,626

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

	By:	/s/ David R. Bochenek
	Name:	David R. Bochenek
	Title:	Senior Vice President / Chief Accounting Officer

Dated: June 6, 2017